PAMELA M. WARREN                                                  FRANK KEATING
    DIRECTOR                                                          GOVERNOR

                                STATE OF OKLAHOMA
                         DEPARTMENT OF CENTRAL SERVICES
                           CENTRAL PURCHASING DIVISION

March 3, 1998

Southern Corrections Systems, Inc.
Attn: Mr. Jerry Sunderland
13501 Railway Drive
Oklahoma City, OK 73114

Subject: Invitation to Bid H044241 for the Office of Juvenile Affairs 80 Bed Medium Security Residential Treatment Center for Youthful Offender and Class I, II and III Delinquents

Dear Mr. Sunderland:

Your offer submitted in response to the subject Invitation to Bid has been accepted, and a fully executed copy of Contract Number R060692 is attached.

Administration of this Contract will be by the Specialized Contracting Branch of the Central Purchasing Division. All written communications pertaining to the terms and conditions of Contract R060692 must be addressed to Central Purchasing Division, Specialized Contracting Branch, Room B-12, State Capitol Building, Oklahoma City, OK 73105.

You may call Ms. Liza Herrera at 405/521-3780 or Ms. Irene Polk at 405/521-4058 for telephone inquiries.

Sincerely,



Tom Jaworsky
Director
Central Purchasing



                          1.  Vendor's Office Copy

Page 1                                                        State of Oklahoma
                         Department of Central Services            PO# R060692
                                 Purchase Order

Date                             Agency                            Delivery
Issued: 03/03/98 Reqn.#: H044241 Reqn.#:9800000000995 Terms: NET   Date:03/03/98
--------------------------------------------------------------------------------

To:     7313562912
        ATTN JERRY SUNDERLAND
        SOUTHERN CORRECTIONS SYSTEMS INC
        PO BOX 57012
        OKLAHOMA CITY OK 73157

Ship To:  40000
          OFFICE OF JUVENILE AFFAIRS
          3814 N. SANTA FE, 4TH FLOOR
          OKLAHOMA CITY, OK 73118

Charge &    4001A
Invoice To: OFFICE OF JUVENILE AFFAIRS
            P.O. BOX 268812
            OKLAHOMA CITY, OK 73126-8812

--------------------------------------------------------------------------------
Item   Quantity   Unit   Commodity Code    Description  Unit Price      Amount
-----  --------   ----   --------------    -----------  ----------      -------
001         12.00        MOR 0952-95-65                 303,999.61  3,647,995.32
       80-BED MEDIUM SECURITY RESIDENTIAL TREATMENT
       CENTER FOR YOUTHFUL OFFENDERS AND CLASS I, CLASS
       II AND CLASS III DELINQUENTS

       THIS IS A REVISED PURCHASE ORDER.  THIS DOCUMENT
       SUPERCEDES ANY PREVIOUSLY ISSUED PURCHASE ORDERS

       001A- OPTION YEAR I:     $ 309,406.05 MONTH
                                $ 3,712,872.62 ANNUAL
       OPTION PERIOD I CONTRACT TERM SHALL BE FOR AN
       ADDITIONAL 12 MONTH PERIOD.
       001B - OPTION YEAR II:   $ 313,118.48 MONTH
                                $ 3,757,421.72 ANNUAL
       OPTION PERIOD II CONTRACT TERM SHALL BE FOR AN
       ADDITIONAL 12 MONTH PERIOD.
       001C - OPTION YEAR III:  $318,453.96 MONTH
                                $ 3,821,447.51 ANNUAL
       OPTION PERIOD III CONTRACT TERM SHALL BE FOR AN
       ADDITIONAL 12 MONTH PERIOD.
       001D - OPTION YEAR IV:   $ 332,629.53 MONTH
                                $ 3,871,554.36 ANNUAL
       OPTION PERIOD IV CONTRACT TERM SHALL BE FOR AN
       ADDITIONAL 12 MONTH PERIOD.
       TOTAL 60 MONTH PRICE:    $ 18,811,291.49


       TERMS:
       THE CONTRACT EFFECTIVE DATE FOR THE OJA MSRTC PROGRAM IS 3/3/98. THE CONTRACTOR SHALL BE REQUIRED TO HAVE THEIR PROPOSED FACILITIES OPERATIONAL NO LATER THAN 9 MONTHS FROM THE CONTRACT EFFECTIVE DATE. THE EFFECTIVE DATE FOR SERVICES TO BE PROVIDED SHALL COMMENCE NO LATER THAN DECEMBER 3, 1998 AND END ON DECEMBER 2, 1999 FOR THE ASIC CONTRACT PERIOD. OPTIONAL PERIODS SHALL COMMENCE OF DECEMBER 3 AND END ON DECEMBER 2 OF THE RESPECTIVE CALENDAR YEARS.

       THIS CONTRACT INCORPORATES ITB H044241 REQUIREMENT
       AND SOUTHERN CORRECTIONS INC. BID PROPOSAL
       RESPONSE DATED 2-9-98 BY REFERENCE

       VENDOR CONTACT: JERRY SUNDERLAND AT 405-752-8802
       FAX: 405-752-8852

Prices exclusive of Federal and State Taxes. Prices are FOB destination unless stated otherwise.
VENDORS READ AND FOLLOW CLOSELY:
1.     This order void one year from date of issuance.
2. The above order is issued in conformity with your quotation and constitutes a contract.
3. If payment is received in excess of 45 days after submitting proper invoice, vendor may be entitled to claim interest penalty. For a copy of these regulations contact OFFFICE OF STATE FINANCE Room 122, State Capitol Bldg, OKC OK 73105

                                                          Tom Jaworsky
                                                          ----------------------
                                                          Signed

                                                          Director/Designee
                                                          ----------------------
                                                          Title